                      ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into as of June 27, 1996, by and between Medtronic, Inc., a Minnesota corporation ("Medtronic"), Medtronic Asset Management, Inc., a Minnesota corporation and wholly-owned subsidiary of Medtronic ("MAM"), and Regeneron Pharmaceuticals, Inc., a New York corporation ("Regeneron").

                                    RECITALS:

      A. Medtronic and Regeneron are parties to a Stock and Warrant Purchase Agreement, a Registration Rights Agreement, and Warrant Agreement, each dated June 27, 1996 (collectively, the "Agreements") pursuant to which Medtronic or its assignee will purchase Regeneron stock and warrants from Regeneron and receive certain registration rights with respect to such stock.

      B. Medtronic desires to assign and delegate to MAM, and MAM desires to assume Medtronic's rights and obligations pursuant to the "Agreements".

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties agree as follows:

                                   AGREEMENTS:

      1. Assignment and Delegation. Medtronic hereby transfers, assigns, and delegates to MAM all of Medtronic's rights and obligations under and pursuant to the Agreements, including but not limited to Medtronic's right and obligation to purchase the Regeneron stock and warrants contemplated therein, effective as of the date hereof.

      2. Assumption. MAM hereby assumes and agrees to perform all of the obligations of Medtronic under and pursuant to the Agreements, including but not limited to Medtronic's right and obligation to purchase the Regeneron stock and warrants contemplated therein.

      3. Acknowledgment: Regeneron acknowledges and agrees to the foregoing assignment and delegation of Medtronic's rights and obligations under the Agreement to MAM and MAM's assumption of such obligations.


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

      IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the date first above written.




                                    MEDTRONIC, Inc.

                                    By:   /s/ Michael D. Ellwein

                                          -------------------------------------
                                          Michael D. Ellwein, Vice President
                                          Corporate Development and Associate
                                          General Counsel



                                    MEDTRONIC ASSET MANAGEMENT, INC.


                                    By:   /s/ Michael D. Ellwein
                                          -------------------------------------
                                          Michael D. Ellwein, Vice President




                                    REGENERON PHARMACEUTICALS, INC.


                                    By:______________________________________

                                    Its:_____________________________________


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